NAPOLI ENTERPRISES, INC.
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Exhibit 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Greg Sonic, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Napoli Enterprises, Inc for the quarterly period ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Napoli Enterprises, Inc.


By:



/s/ Greg Sonic
--------------
Greg Sonic
Chief Executive Officer, Chief Financial
Officer, President & Secretary
Chairman & Director

Date: October 19, 2003





















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Form 10QSB - August 31, 2003                                           Page 8